Supplement Dated June 11, 2013 to your Prospectus Dated May 1, 2013

Fund Adds

The following fund is added as an investment option to your contract effective August 15, 2013:

Fund Name	Fund Objective	Adviser/Sub-Adviser
MFS® High Yield Portfolio	Seeks total return, with an emphasis on high current income, but also considering capital appreciation	MFS Investment Management

You may obtain information on fund expenses, objectives and management in the Fund’s Prospectus.

Reorganization

The Board of Trustees for each of the Merging Fund listed below, has approved the proposed reorganization into the respective Acquiring Fund.  On or about August 8, 2013, shareholders will vote on the proposed reorganizations as follows:

Merging Fund	Acquiring Fund
MFS® High Income Series	MFS® High Yield Portfolio

If the proposed reorganization is approved, all assets of the Merging Fund will be transferred into the Acquiring Fund. Shareholders of the Merging Fund will receive shares of Acquiring Fund. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on or about August 16, 2013.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of business on August 15, 2013. As a result of the reorganization, if any of your Contract Value is currently invested in the Merging Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account. If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about August 16, 2013, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account. Effective as of the close of business on or about august 16, 2013, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

In the event that the proposed reorganization is approved, effective as of the close of business on or about August 16, 2013, all references and information contained in the prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

This supplement should be retained with the prospectus for future reference.

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